UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 11, 2004

Date of Report (Date of Earliest Event Reported)

HUMPHREY HOSPITALITY TRUST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	0-25060	52-1889548
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7170 Riverwood Drive

Columbia, Maryland 21046

(Address of Principal Executive Offices) (Zip Code)

(443) 259-4900

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.

On August 11, 2004, Humphrey Hospitality Trust, Inc. issued the press release attached hereto as Exhibit 99 announcing second quarter 2004 financial results.

The information in this Form 8-K, and Exhibit 99 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMPHREY HOSPITALITY TRUST, INC.

August 11, 2004	/s/ Michael M. Schurer
Michael M. Schurer
Chief Financial Officer, Treasurer and Secretary

HUMPHREY HOSPITALITY TRUST, INC.

INDEX TO EXHIBITS

Exhibit Number
99	Press release dated August 11, 2004.